UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
December 31, 2022

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2900 per share. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
The world equity markets experienced poor performance during the 12 months ended December 31, 2022. Inflation, which had already been rising prior to Russia’s invasion of Ukraine in February, took another leg higher in the months following the start of the conflict. The U.S. Federal Reserve and other central banks were forced to tighten monetary policy aggressively to contain price pressures, weighing on the outlook for economic growth and corporate earnings. These developments, together with slowing growth in China and mounting fears of a recession in Europe, weighed heavily on sentiment. Growth stocks, which tend to be adversely affected by rising rates, were particularly poor performers. On the other hand, the value category held up reasonably well thanks to the gains for energy stocks and relative strength for the healthcare sector. On a regional basis, Asia-Pacific outperformed but Europe lagged on concerns about slowing growth. The U.S. market, which was hurt by growth stocks’ large representation in its major indexes, underperformed its developed-market peers. The emerging markets also suffered outsized losses, reflecting the collapse in Russia’s market and the pronounced weakness in Chinese equities.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
24	Financial statements
27	Financial highlights
28	Notes to financial statements
37	Report of independent registered public accounting firm
38	Tax information
39	Investment objective, principal investment strategies, and principal risks
43	Additional information
45	Trustees and Officers
49	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2022 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Monetary tightening to stem inflation pressured equities
Markets declined sharply as steady interest rate increases meant to curb soaring inflation, supply chain disruptions from Russia’s invasion of Ukraine and slowing global economic growth led to widespread equity losses.
The fund’s equity strategy contributed to relative results
The fund had a negative absolute return but outperformed its comparative index, the MSCI All Country World Index, thanks to stock selection in the consumer discretionary, healthcare, industrials and communication services sectors.
Stock selection in other sectors detracted
Stock selection in the energy and real estate sectors and an overweight in the Middle East detracted from relative results.
SECTOR COMPOSITION AS OF 12/31/2022 (% of net assets)

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
What factors affected global equity markets during the 12 months ended December 31, 2022?
Global markets were rattled by slowing global economic growth, increased inflation, rising interest rates, and COVID-19 resurgences in some countries. Equities opened the period lower as volatility spiked sharply driven by rising geopolitical instability and tighter monetary policy to address accelerating inflation. Russia’s invasion of Ukraine caused mass withdrawals from the country and severe economic sanctions by the United States and NATO allies, largely cutting off the Russian economy from global financial markets. Global equities further declined in the second and third quarters as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, constrained supply chains, and growing signs of economic slowdown. Energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. Stocks reversed in the fourth quarter on optimism about milder inflation. Despite this rally, market sentiment continued to be dented by anxiety about tighter central bank policy amid weakening global economic growth and cautious corporate commentary that added to signs of recession.
How did the fund perform?
The fund generated a negative absolute return but outperformed its comparative index, the MSCI All Country World Index. Outperformance was driven by strong
TOP 10 HOLDINGS AS OF 12/31/2022 (% of net assets)
Johnson & Johnson	2.1
Merck & Company, Inc.	2.1
Pfizer, Inc.	2.0
TotalEnergies SE	1.7
Philip Morris International, Inc.	1.6
The Home Depot, Inc.	1.4
Iberdrola SA	1.3
Cisco Systems, Inc.	1.2
AXA SA	1.2
Texas Instruments, Inc.	1.2
TOTAL	15.8
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 12/31/2022 (% of net assets)
United States	42.9
Japan	8.7
United Kingdom	8.2
France	5.4
South Korea	4.5
Switzerland	4.3
Canada	3.9
Spain	2.5
Italy	2.2
Germany	1.8
Other countries	15.6
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

performance from the fund’s equity and beta hedge strategies. Within the fund’s equity strategy, stock selection in the consumer discretionary, healthcare, industrials, and communication services sectors, an underweight allocation to the information technology (IT) sector, and an overweight allocation to the energy sector contributed to relative performance. Conversely, stock selection in the energy and real estate sectors detracted from relative results. From a regional perspective, exposures to North America and Europe contributed to relative performance, while exposure to the Middle East detracted.
The fund’s hedging strategy, which is designed to reduce equity exposure by selling equity index futures, contributed to absolute results as global markets declined over the year. The top relative contributors were an overweight exposure to pharmaceutical maker Merck & Company, Inc. and a decision not to hold e-commerce marketplace and cloud services provider Amazon.com, Inc. The top relative detractors were an overweight exposure to healthcare real estate investment trust Medical Properties Trust, Inc. and a position in Russian energy exploration and production company PJSC Gazprom.
How was the fund positioned at the end of the period?
The fund’s largest overweights were in utilities and financials, while the largest underweights were in IT and communication services. From a regional perspective, the fund ended the period most overweight Europe and most underweight North America.
MANAGED BY

Gregg R. Thomas, CFA
Roberto J. Isch, CFA
The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	-0.96	2.01	5.74	10.47	74.67
At Market price	-2.68	1.86	7.00	9.64	96.67
MSCI ACWI	-18.36	5.23	7.98	29.01	115.45
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Hedged Equity & Income Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-22
	Shares	Value
Common stocks 96.3%		$138,220,985
(Cost $142,812,847)
Communication services 4.8%		6,941,255
Diversified telecommunication services 2.4%
AT&T, Inc.	26,119	480,851
BT Group PLC	41,982	56,687
Hellenic Telecommunications Organization SA	40,162	627,295
Koninklijke KPN NV	160,780	497,655
KT Corp.	3,628	97,104
Magyar Telekom Telecommunications PLC	22,405	20,387
Orange Polska SA	30,092	45,767
Orange SA	8,710	86,422
Proximus SADP	2,388	22,996
Telefonica Brasil SA	8,373	60,482
Telefonica Deutschland Holding AG	41,515	101,961
Telenor ASA	6,560	61,290
TELUS Corp.	26,215	505,907
Turk Telekomunikasyon AS	18,344	24,069
Verizon Communications, Inc.	18,555	731,067
Entertainment 0.1%
DeNA Company, Ltd.	3,950	52,821
Nintendo Company, Ltd.	4,351	182,945
Interactive media and services 0.0%
Baidu, Inc., Class A (A)	4,233	60,366
Media 1.8%
Cheil Worldwide, Inc. (A)	31,356	572,723
Comcast Corp., Class A	25,700	898,729
Criteo SA, ADR (A)	364	9,486
Fuji Media Holdings, Inc.	2,665	21,677
Hakuhodo DY Holdings, Inc.	3,230	32,416
Megacable Holdings SAB de CV, Series CPO	16,204	43,133
Metropole Television SA	3,192	52,455
Nippon Television Holdings, Inc.	5,750	45,357
RTL Group SA	1,554	65,448
Television Francaise 1	7,345	56,386
TV Asahi Holdings Corp.	3,950	40,033
WPP PLC	72,192	713,256
Wireless telecommunication services 0.5%
KDDI Corp.	19,300	585,309
MTN Group, Ltd.	1,772	13,235
SoftBank Corp.	4,732	53,536
Turkcell Iletisim Hizmetleri AS	10,913	22,004
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer discretionary 8.5%		$12,211,311
Auto components 0.5%
Continental AG	896	53,415
Hankook Tire & Technology Company, Ltd. (A)	1,918	47,363
Hyundai Mobis Company, Ltd.	431	68,364
NOK Corp.	5,425	47,736
Stanley Electric Company, Ltd.	4,038	76,374
Sumitomo Electric Industries, Ltd.	7,450	84,173
Sumitomo Rubber Industries, Ltd.	5,980	51,970
Tachi-S Company, Ltd.	2,670	22,274
Tokai Rika Company, Ltd.	4,010	42,578
Toyoda Gosei Company, Ltd.	2,480	38,247
TS Tech Company, Ltd.	4,310	49,293
Unipres Corp.	4,220	24,123
Weifu High-Technology Group Company, Ltd., Class B	29,900	50,409
Automobiles 2.4%
Bayerische Motoren Werke AG	3,135	277,557
Dongfeng Motor Group Company, Ltd., H Shares	184,264	105,285
Ford Motor Company	48,773	567,230
Ford Otomotiv Sanayi AS	28,187	789,594
Great Wall Motor Company, Ltd., H Shares	37,948	48,885
Honda Motor Company, Ltd.	6,460	147,346
Isuzu Motors, Ltd.	74,292	861,257
Mercedes-Benz Group AG	1,369	89,526
Nissan Motor Company, Ltd.	21,180	66,281
Renault SA (A)	2,312	77,148
Stellantis NV	7,942	112,859
Subaru Corp.	4,504	68,191
Toyota Motor Corp.	14,217	193,956
Diversified consumer services 0.0%
Benesse Holdings, Inc.	360	5,473
Hotels, restaurants and leisure 1.5%
Darden Restaurants, Inc.	1,052	145,523
McDonald’s Corp.	1,368	360,509
OPAP SA	33,307	471,219
Sands China, Ltd. (A)	175,600	576,008
Sodexo SA	5,988	572,922
Household durables 0.6%
Coway Company, Ltd. (A)	1,129	50,127
De’ Longhi SpA	2,571	57,820
Gree Electric Appliances, Inc. of Zhuhai, Class A	35,600	164,974
Nikon Corp.	4,235	37,449
Sekisui House, Ltd.	31,525	558,908
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Internet and direct marketing retail 0.0%
ASKUL Corp.	4,090	$53,093
Specialty retail 3.0%
Adastria Company, Ltd.	1,780	31,552
CECONOMY AG	8,478	16,792
Chow Tai Fook Jewellery Group, Ltd.	319,658	649,596
Industria de Diseno Textil SA	34,052	904,456
Kingfisher PLC	13,176	37,436
Pepkor Holdings, Ltd. (B)	460,575	542,569
The Home Depot, Inc.	6,210	1,961,491
The TJX Companies, Inc.	2,487	197,965
Xebio Holdings Company, Ltd.	4,285	29,802
Textiles, apparel and luxury goods 0.5%
Bosideng International Holdings, Ltd.	1,208,950	572,886
Sanyo Shokai, Ltd. (A)	1,510	15,966
The Swatch Group AG, Bearer Shares	368	104,593
Yue Yuen Industrial Holdings, Ltd.	21,971	30,748
Consumer staples 7.7%		11,056,902
Beverages 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	7,374	26,681
Cia Cervecerias Unidas SA, ADR	2,298	30,150
Coca-Cola Icecek AS	4,505	49,302
Embotelladora Andina SA, Series B, ADR	5,134	74,494
Kirin Holdings Company, Ltd.	4,580	69,806
PepsiCo, Inc.	2,139	386,432
The Coca-Cola Company	8,273	526,246
Food and staples retailing 0.3%
Atacadao SA	6,393	17,916
Carrefour SA	5,568	93,130
J Sainsbury PLC	22,267	58,402
Marks & Spencer Group PLC (A)	7,742	11,421
Sundrug Company, Ltd.	1,191	35,392
Sysco Corp.	1,770	135,317
Tsuruha Holdings, Inc.	1,085	84,158
Food products 1.9%
Archer-Daniels-Midland Company	1,763	163,695
Astral Foods, Ltd.	2,927	28,112
General Mills, Inc.	1,289	108,083
Kellogg Company	13,335	949,985
Mondelez International, Inc., Class A	2,184	145,564
Nestle SA	10,977	1,267,946
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	88,349	5,760
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Consumer staples (continued)
Food products (continued)
Ulker Biskuvi Sanayi AS (A)	19,050	$44,503
WH Group, Ltd. (B)	81,352	47,448
Household products 1.6%
Colgate-Palmolive Company	3,888	306,336
Kimberly-Clark Corp.	1,521	206,476
The Procter & Gamble Company	8,274	1,254,007
Unilever Indonesia Tbk PT	1,889,886	570,886
Personal products 0.2%
Unilever PLC, ADR	5,356	269,675
Tobacco 2.9%
Altria Group, Inc.	14,567	665,858
Japan Tobacco, Inc.	28,632	577,227
KT&G Corp. (A)	8,047	581,617
Philip Morris International, Inc.	22,378	2,264,877
Energy 9.7%		13,894,315
Energy equipment and services 0.0%
Fugro NV (A)	2,633	31,612
Trican Well Service, Ltd. (A)	8,345	22,557
Oil, gas and consumable fuels 9.7%
Adaro Energy Indonesia Tbk PT	204,033	50,542
ARC Resources, Ltd.	3,141	42,336
BP PLC	50,920	293,805
Bukit Asam Tbk PT	1,410,337	334,480
Cameco Corp.	2,404	54,489
Chevron Corp.	5,888	1,056,837
China Shenhua Energy Company, Ltd., H Shares	53,088	152,929
ConocoPhillips	4,295	506,810
Coterra Energy, Inc.	39,291	965,380
Enbridge, Inc.	26,135	1,021,465
Eni SpA	12,670	180,161
EOG Resources, Inc.	7,139	924,643
Exxaro Resources, Ltd.	4,158	53,308
Exxon Mobil Corp.	11,015	1,214,955
Foresight Energy LLC (A)	191	2,001
Inpex Corp.	6,761	72,650
MOL Hungarian Oil & Gas PLC	7,472	52,074
Oil & Natural Gas Corp., Ltd.	187,044	333,520
Oil India, Ltd.	19,797	49,947
OMV AG	1,110	57,099
ONEOK, Inc.	8,440	554,508
Phillips 66	1,045	108,764
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Polski Koncern Naftowy ORLEN SA	19,216	$282,309
PTT PCL	450,911	432,688
Repsol SA	37,545	597,604
Shaanxi Coal Industry Company, Ltd., Class A	45,800	122,250
Shell PLC	13,837	390,076
TC Energy Corp.	24,413	973,275
TotalEnergies SE	37,871	2,377,281
Ultrapar Participacoes SA	21,113	50,128
Var Energi ASA	29,791	102,849
Woodside Energy Group, Ltd.	8,563	207,380
Yankuang Energy Group Company, Ltd., H Shares	65,472	199,143
YPF SA, ADR (A)	2,444	22,460
Financials 19.2%		27,499,876
Banks 9.3%
ABN AMRO Bank NV (B)	9,962	137,953
AIB Group PLC	22,512	86,410
Banco Bradesco SA, ADR	24,917	71,761
Banco do Brasil SA	77,948	504,278
Bank Mandiri Persero Tbk PT	98,745	62,969
Bank of America Corp.	40,133	1,329,205
Bank of Ireland Group PLC	8,424	80,275
Barclays PLC	193,872	368,902
BNP Paribas SA	2,456	139,843
BPER Banca	33,302	68,275
CaixaBank SA	19,173	75,173
Canara Bank	14,510	58,262
China CITIC Bank Corp., Ltd., H Shares	187,485	82,966
China Everbright Bank Company, Ltd., H Shares	170,031	51,770
Chongqing Rural Commercial Bank Company, Ltd., H Shares	151,790	51,860
CIMB Group Holdings BHD	58,645	77,175
Dah Sing Financial Holdings, Ltd.	9,965	23,015
DGB Financial Group, Inc. (A)	7,116	39,373
DNB Bank ASA	38,822	766,739
Erste Group Bank AG	3,189	102,033
FinecoBank Banca Fineco SpA	81,001	1,345,111
HSBC Holdings PLC	120,068	744,126
Huntington Bancshares, Inc.	7,452	105,073
Industrial Bank Company, Ltd., Class A	58,500	147,739
Industrial Bank of Korea	6,036	46,912
ING Groep NV	10,725	130,643
JPMorgan Chase & Co.	11,863	1,590,828
Kasikornbank PCL	17,152	72,917
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Financials (continued)
Banks (continued)
Kasikornbank PCL, NVDR	5,493	$23,352
KB Financial Group, Inc.	3,176	121,681
M&T Bank Corp.	1,329	192,785
Mitsubishi UFJ Financial Group, Inc.	153,859	1,032,919
Resona Holdings, Inc.	24,370	133,850
Royal Bank of Canada	10,453	982,767
Sberbank of Russia PJSC, ADR (A)(C)	3,353	761
Security Bank Corp.	22,916	35,815
Shinhan Financial Group Company, Ltd.	3,999	111,330
Societe Generale SA	4,217	105,778
Standard Chartered PLC	19,953	148,820
Sumitomo Mitsui Financial Group, Inc.	2,790	112,248
Sumitomo Mitsui Trust Holdings, Inc.	3,030	105,734
The Bank of Nova Scotia	18,500	906,418
The Tochigi Bank, Ltd.	8,590	20,298
Truist Financial Corp.	12,866	553,624
Unicaja Banco SA (B)	53,952	59,449
UniCredit SpA	12,153	172,446
VTB Bank PJSC, GDR (A)(C)	55,420	887
Woori Financial Group, Inc.	15,559	142,137
Capital markets 3.2%
Ares Management Corp., Class A	15,286	1,046,174
BlackRock, Inc.	803	569,030
CME Group, Inc.	1,955	328,753
Deutsche Boerse AG	1,028	177,011
Ichiyoshi Securities Company, Ltd.	3,730	17,435
Morgan Stanley	4,100	348,582
Nomura Holdings, Inc.	8,493	31,471
The Blackstone Group, Inc.	6,324	469,178
The Goldman Sachs Group, Inc.	401	137,695
UBS Group AG	77,200	1,434,856
Consumer finance 0.0%
Provident Financial PLC	10,913	25,271
Diversified financial services 0.4%
Equitable Holdings, Inc.	4,744	136,153
FirstRand, Ltd.	57,627	209,364
REC, Ltd.	170,340	240,067
Insurance 6.0%
Admiral Group PLC	20,907	536,702
Ageas SA/NV	1,735	76,985
American International Group, Inc.	2,386	150,891
Assicurazioni Generali SpA	17,363	308,757
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
Aviva PLC	26,808	$142,207
AXA SA	61,822	1,722,083
Caixa Seguridade Participacoes S/A	36,184	57,229
China Reinsurance Group Corp., H Shares	583,252	36,871
Chubb, Ltd.	965	212,879
Dai-ichi Life Holdings, Inc.	5,375	121,386
Fairfax Financial Holdings, Ltd.	973	576,377
Japan Post Insurance Company, Ltd.	32,214	566,552
Legal & General Group PLC	111,717	334,942
MetLife, Inc.	4,959	358,883
MS&AD Insurance Group Holdings, Inc.	3,410	109,017
Old Mutual, Ltd.	78,544	48,185
Phoenix Group Holdings PLC	58,533	428,782
Powszechny Zaklad Ubezpieczen SA	32,002	259,884
Samsung Life Insurance Company, Ltd. (A)	11,492	645,335
T&D Holdings, Inc.	10,645	152,380
The Progressive Corp.	3,170	411,181
Tokio Marine Holdings, Inc.	38,400	820,316
Tongyang Life Insurance Company, Ltd. (A)	4,750	18,255
Zurich Insurance Group AG	1,046	500,069
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	19,355	408,003
Health care 11.8%		16,958,081
Biotechnology 1.4%
AbbVie, Inc.	10,273	1,660,220
Amgen, Inc.	1,224	321,471
Health care equipment and supplies 0.3%
Abbott Laboratories	792	86,954
Koninklijke Philips NV	6,497	97,762
Medtronic PLC	3,530	274,352
Paramount Bed Holdings Company, Ltd.	1,210	23,620
Health care providers and services 0.4%
Alfresa Holdings Corp.	3,950	50,210
CVS Health Corp.	3,594	334,925
Fresenius SE & Company KGaA	3,764	105,136
Netcare, Ltd.	47,313	40,449
UnitedHealth Group, Inc.	97	51,427
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,250	16,914
Pharmaceuticals 9.7%
AstraZeneca PLC	7,771	1,051,567
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
AstraZeneca PLC, ADR	3,494	$236,893
Bristol-Myers Squibb Company	11,162	803,106
Eisai Company, Ltd.	660	43,528
Eli Lilly & Company	557	203,773
GSK PLC	8,879	153,458
Johnson & Johnson	17,372	3,068,764
Kissei Pharmaceutical Company, Ltd.	1,560	30,481
Merck & Company, Inc.	26,963	2,991,545
Novartis AG	15,506	1,403,253
Ono Pharmaceutical Company, Ltd.	3,910	91,391
Pfizer, Inc.	56,187	2,879,017
Roche Holding AG	2,645	831,158
Takeda Pharmaceutical Company, Ltd.	3,415	106,707
Industrials 9.3%		13,406,467
Aerospace and defense 2.4%
Austal, Ltd.	15,217	21,553
Babcock International Group PLC (A)	14,618	49,993
BAE Systems PLC	115,496	1,192,889
Dassault Aviation SA	401	68,007
General Dynamics Corp.	893	221,562
L3Harris Technologies, Inc.	644	134,087
Lockheed Martin Corp.	3,349	1,629,255
Raytheon Technologies Corp.	1,456	146,940
Air freight and logistics 0.2%
bpost SA	3,859	19,840
PostNL NV	5,341	9,739
United Parcel Service, Inc., Class B	1,260	219,038
Yamato Holdings Company, Ltd.	5,560	88,105
Airlines 0.1%
easyJet PLC (A)	14,610	57,310
Japan Airlines Company, Ltd. (A)	3,040	61,918
Building products 0.8%
Cie de Saint-Gobain	2,911	142,408
Geberit AG	415	195,913
Johnson Controls International PLC	12,642	809,088
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	1,839	42,164
Prosegur Cia de Seguridad SA	16,998	32,242
Waste Management, Inc.	312	48,947
Construction and engineering 0.7%
China State Construction Engineering Corp., Ltd., Class A	63,500	49,476
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Construction and engineering (continued)
Chiyoda Corp. (A)	5,495	$14,959
Implenia AG (A)	514	21,204
JGC Holdings Corp.	5,415	68,640
Vinci SA	8,377	835,077
Electrical equipment 0.3%
Cosel Company, Ltd.	3,610	27,724
Eaton Corp. PLC	1,016	159,461
Emerson Electric Company	1,977	189,911
Ushio, Inc.	2,340	28,692
Zumtobel Group AG	2,088	15,158
Industrial conglomerates 2.1%
3M Company	2,484	297,881
DMCI Holdings, Inc.	273,862	59,190
GS Holdings Corp.	16,477	571,798
Honeywell International, Inc.	644	138,009
LG Corp. (A)	9,101	563,535
Samsung C&T Corp. (A)	6,306	568,116
Siemens AG	5,530	762,317
Machinery 0.7%
Amada Company, Ltd.	5,490	42,753
Daimler Truck Holding AG (A)	4,038	124,135
Duerr AG	1,409	47,205
Hino Motors, Ltd. (A)	10,050	38,187
Hisaka Works, Ltd.	2,340	14,453
Makino Milling Machine Company, Ltd.	1,600	52,273
Makita Corp.	3,517	81,929
OKUMA Corp.	1,170	41,444
OSG Corp.	2,070	28,343
PACCAR, Inc.	2,131	210,905
SKF AB, B Shares	6,398	97,720
Sumitomo Heavy Industries, Ltd.	3,050	60,891
THK Company, Ltd.	4,030	76,200
Wartsila OYJ ABP	7,676	64,724
Marine 0.0%
SITC International Holdings Company, Ltd.	35,642	78,998
Professional services 0.7%
Adecco Group AG	2,880	94,737
Bureau Veritas SA	28,403	748,532
Hays PLC	43,582	61,095
Pagegroup PLC	8,758	48,764
SThree PLC	4,758	23,344
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Industrials (continued)
Road and rail 0.3%
ALD SA (B)	30,101	$347,304
Canadian National Railway Company	1,156	137,320
Trading companies and distributors 0.9%
Bunzl PLC	8,811	293,143
Mitsui & Company, Ltd.	2,250	65,533
Rexel SA (A)	1,480	29,272
SIG PLC (A)	18,295	6,518
Triton International, Ltd.	13,501	928,599
Information technology 9.8%		14,064,353
Communications equipment 1.6%
Cisco Systems, Inc.	38,030	1,811,749
Nokia OYJ	22,640	105,179
Telefonaktiebolaget LM Ericsson, B Shares	65,936	386,346
Electronic equipment, instruments and components 0.3%
Alps Alpine Company, Ltd.	4,930	44,561
Citizen Watch Company, Ltd.	2,675	12,011
Corning, Inc.	5,900	188,446
E Ink Holdings, Inc.	8,813	46,151
Foxconn Technology Company, Ltd.	22,710	38,264
Hon Hai Precision Industry Company, Ltd.	18,204	59,003
Maxell, Ltd.	3,890	39,937
Nippon Chemi-Con Corp. (A)	2,910	34,126
PAX Global Technology, Ltd.	14,114	12,149
IT services 2.4%
Accenture PLC, Class A	489	130,485
Automatic Data Processing, Inc.	870	207,808
Bechtle AG	9,644	340,898
Fidelity National Information Services, Inc.	3,136	212,778
IBM Corp.	5,233	737,277
Itochu Techno-Solutions Corp.	22,339	518,170
Obic Company, Ltd.	3,364	493,866
Otsuka Corp.	17,194	541,961
Paychex, Inc.	2,134	246,605
Sopra Steria Group SACA	117	17,714
Visa, Inc., Class A	299	62,120
Semiconductors and semiconductor equipment 4.0%
ams AG (A)	5,740	42,055
Analog Devices, Inc.	4,490	736,495
ASMPT, Ltd.	8,975	63,742
Broadcom, Inc.	1,253	700,590
Intel Corp.	20,121	531,798
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
MediaTek, Inc.	4,250	$85,930
Miraial Company, Ltd.	1,740	18,771
Novatek Microelectronics Corp.	6,937	70,915
NVIDIA Corp.	955	139,564
NXP Semiconductors NV	959	151,551
Qualcomm, Inc.	7,365	809,708
Taiwan Semiconductor Manufacturing Company, Ltd.	41,000	595,462
Texas Instruments, Inc.	10,396	1,717,627
Tokyo Seimitsu Company, Ltd.	695	22,454
Software 0.8%
The Sage Group PLC	61,688	555,482
Trend Micro, Inc.	11,659	545,261
Technology hardware, storage and peripherals 0.7%
Apple, Inc.	1,311	170,338
Catcher Technology Company, Ltd.	9,178	50,405
Chicony Electronics Company, Ltd.	18,438	51,638
HP, Inc.	6,654	178,793
Quadient SA	2,462	36,339
Samsung Electronics Company, Ltd.	11,433	501,831
Materials 5.3%		7,554,117
Chemicals 1.7%
BASF SE	4,138	203,749
China BlueChemical, Ltd., H Shares	71,962	17,015
ICL Group, Ltd.	12,823	92,652
International Flavors & Fragrances, Inc.	907	95,090
LyondellBasell Industries NV, Class A	3,524	292,598
Nissan Chemical Corp.	9,798	427,263
OCI NV	2,250	80,443
PPG Industries, Inc.	1,635	205,585
Solvay SA	5,447	550,724
Yara International ASA	9,222	405,002
Construction materials 0.3%
CSG Holding Company, Ltd., Class B	153,200	58,703
HeidelbergCement AG	2,133	120,866
Holcim, Ltd. (A)	2,173	112,482
Imerys SA	1,163	45,309
Taiheiyo Cement Corp.	3,020	46,967
Vicat SA	1,038	26,047
Containers and packaging 0.0%
Nampak, Ltd. (A)	43,391	2,636
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Materials (continued)
Metals and mining 3.3%
African Rainbow Minerals, Ltd.	7,985	$134,926
Anglo American Platinum, Ltd.	710	59,254
Anglo American PLC	2,874	112,545
Barrick Gold Corp.	5,072	86,943
BHP Group, Ltd.	21,136	654,729
Centamin PLC	35,637	48,699
Centerra Gold, Inc.	7,207	37,312
Eldorado Gold Corp. (A)	4,937	41,273
Endeavour Mining PLC	2,647	56,654
Eregli Demir ve Celik Fabrikalari TAS	54,979	120,810
Fortescue Metals Group, Ltd.	11,818	165,182
Fresnillo PLC	3,168	34,614
Harmony Gold Mining Company, Ltd., ADR	8,745	29,733
Impala Platinum Holdings, Ltd.	14,412	181,114
Kinross Gold Corp.	3,729	15,252
Korea Zinc Company, Ltd. (A)	1,210	542,263
Kyoei Steel, Ltd.	3,500	33,247
Maruichi Steel Tube, Ltd.	2,090	42,728
Neturen Company, Ltd.	3,480	17,349
Norsk Hydro ASA	2,397	17,911
OceanaGold Corp. (A)	18,248	34,771
Resolute Mining, Ltd. (A)	57,077	7,718
Rio Tinto PLC	22,748	1,601,095
Rio Tinto PLC, ADR	2,588	184,266
Rio Tinto, Ltd.	4,427	349,404
Shougang Fushan Resources Group, Ltd.	149,499	47,680
Vedanta, Ltd.	24,552	91,410
Yodogawa Steel Works, Ltd.	1,150	22,104
Real estate 2.5%		3,555,366
Equity real estate investment trusts 2.0%
Crown Castle, Inc.	1,722	233,572
Gaming and Leisure Properties, Inc.	4,670	243,260
Iron Mountain, Inc.	10,886	542,667
Land Securities Group PLC	5,912	44,169
Medical Properties Trust, Inc.	16,922	188,511
Nippon Building Fund, Inc.	75	335,386
Simon Property Group, Inc.	1,458	171,286
Stockland	145,040	357,213
The British Land Company PLC	8,628	40,964
VICI Properties, Inc.	18,033	584,269
Welltower, Inc.	2,277	149,257
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Real estate management and development 0.5%
CK Asset Holdings, Ltd.	14,804	$90,795
Hulic Company, Ltd.	62,212	488,523
Mitsubishi Estate Company, Ltd.	6,600	85,494
Utilities 7.7%		11,078,942
Electric utilities 5.0%
American Electric Power Company, Inc.	3,131	297,288
CEZ AS	4,329	147,217
Duke Energy Corp.	12,587	1,296,335
Edison International	10,633	676,471
Exelon Corp.	23,714	1,025,156
Iberdrola SA	162,812	1,900,584
NextEra Energy, Inc.	3,342	279,391
SSE PLC	27,317	561,827
Terna - Rete Elettrica Nazionale	69,021	509,733
The Southern Company	2,138	152,675
Verbund AG	3,837	322,537
Gas utilities 1.2%
APA Group	84,277	616,015
ENN Energy Holdings, Ltd.	39,200	547,547
Snam SpA	111,284	549,876
Independent power and renewable electricity producers 0.4%
NTPC, Ltd.	281,373	567,054
Multi-utilities 1.1%
Algonquin Power & Utilities Corp.	30,271	197,186
Dominion Energy, Inc.	1,404	86,093
Engie SA	11,643	166,566
National Grid PLC	75,680	906,597
Sempra Energy	1,415	218,674
Water utilities 0.0%

Cia de Saneamento Basico do Estado de Sao Paulo	5,027	54,120
Preferred securities 1.0%		$1,381,631
(Cost $1,472,305)
Consumer discretionary 0.5%		705,947
Automobiles 0.5%
Hyundai Motor Company	6,394	374,453
Hyundai Motor Company, 2nd Preferred	5,664	331,494
Consumer staples 0.1%		81,581
Household products 0.1%
Henkel AG & Company KGaA	1,177	81,581
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Shares	Value
Materials 0.4%		$594,103
Chemicals 0.4%
Fuchs Petrolub SE	2,056	71,867

LG Chem, Ltd. (A)	2,367	522,236
Exchange-traded funds 0.0%		$42,038
(Cost $46,372)
iShares Core MSCI EAFE ETF	682	42,038
Closed-end funds 0.0%		$33,788
(Cost $27,436)
Sprott Physical Uranium Trust (A)	2,890	33,788

	Rate (%)	Maturity date	Par value^	Value
Term loans (D) 0.0%				$320
(Cost $323)
Financials 0.0%				320
Insurance 0.0%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%)	7.327	04-25-25	323	320

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
Short-term investments 0.7%		$1,000,000
(Cost $1,000,000)
Repurchase agreement 0.7%		1,000,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-30-22 at 4.240% to be repurchased at $1,000,471 on 1-3-23, collateralized by $1,025,747 Federal Home Loan Mortgage Corp., 5.000% due 11-1-52 (valued at $1,020,000)	1,000,000	1,000,000

Total investments (Cost $145,359,477) 98.0%	$140,678,762
Other assets and liabilities, net 2.0%	2,851,548
Total net assets 100.0%	$143,530,310

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	30	Long	Mar 2023	$5,905,919	$5,791,507	$(114,412)
Euro STOXX 50 Index Futures	151	Short	Mar 2023	(6,353,969)	(6,117,994)	235,975
FTSE 100 Index Futures	61	Short	Mar 2023	(5,498,668)	(5,505,873)	(7,205)
MSCI EAFE Index Futures	99	Short	Mar 2023	(9,775,140)	(9,649,530)	125,610
MSCI Emerging Markets Index Futures	28	Short	Mar 2023	(1,356,032)	(1,343,160)	12,872
TOPIX Index Futures	30	Short	Mar 2023	(4,437,211)	(4,323,758)	113,453
						$366,293
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,528,701	CAD	3,435,000	MSI	3/15/2023	—	$(9,648)
USD	2,198,260	CHF	2,050,000	MSI	3/15/2023	—	(35,735)
USD	9,189,205	EUR	8,671,000	DB	3/15/2023	—	(137,181)
USD	8,596,496	GBP	7,008,000	BNP	3/15/2023	$109,438	—
USD	1,662,595	JPY	224,400,000	BNP	3/15/2023	—	(63,280)
USD	2,960,285	JPY	400,400,000	DB	3/15/2023	—	(119,217)
						$109,438	$(365,061)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
DB	Deutsche Bank AG
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
At 12-31-22, the aggregate cost of investments for federal income tax purposes was $145,729,804. Net unrealized depreciation aggregated to $4,940,372, of which $6,365,969 related to gross unrealized appreciation and $11,306,341 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-2022

Assets
Unaffiliated investments, at value (Cost $145,359,477)	$140,678,762
Unrealized appreciation on forward foreign currency contracts	109,438
Receivable for futures variation margin	250,283
Cash	91,128
Foreign currency, at value (Cost $46,131)	42,280
Collateral held at broker for futures contracts	1,876,960
Collateral segregated at custodian for OTC derivative contracts	70,000
Dividends and interest receivable	589,550
Receivable for investments sold	841,826
Other assets	4,073
Total assets	144,554,300
Liabilities
Unrealized depreciation on forward foreign currency contracts	365,061
Payable for investments purchased	602,182
Payable to affiliates
Accounting and legal services fees	7,891
Trustees’ fees	61
Other liabilities and accrued expenses	48,795
Total liabilities	1,023,990
Net assets	$143,530,310
Net assets consist of
Paid-in capital	$167,835,367
Total distributable earnings (loss)	(24,305,057)
Net assets	$143,530,310

Net asset value per share
Based on 12,231,087 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.73
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	24

STATEMENT OF OPERATIONS For the year ended 12-31-22

Investment income
Dividends	$8,699,647
Interest	103,153
Non-cash dividends	451,908
Less foreign taxes withheld	(706,223)
Total investment income	8,548,485
Expenses
Investment management fees	1,428,483
Accounting and legal services fees	24,379
Transfer agent fees	16,351
Trustees’ fees	42,563
Custodian fees	70,844
Printing and postage	50,339
Professional fees	81,845
Stock exchange listing fees	23,751
Other	19,585
Total expenses	1,758,140
Less expense reductions	(11,729)
Net expenses	1,746,411
Net investment income	6,802,074
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(462,920)
Futures contracts	1,699,736
Forward foreign currency contracts	2,438,873
3,675,689
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(12,863,955)
Futures contracts	823,106
Forward foreign currency contracts	(155,540)
(12,196,389)
Net realized and unrealized loss	(8,520,700)
Decrease in net assets from operations	$(1,718,626)
25	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-22	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,802,074	$6,430,890
Net realized gain	3,675,689	7,901,981
Change in net unrealized appreciation (depreciation)	(12,196,389)	3,203,344
Increase (decrease) in net assets resulting from operations	(1,718,626)	17,536,215
Distributions to shareholders
From earnings	(9,282,645)	(7,598,557)
From tax return of capital	(4,899,088)	(6,581,066)
Total distributions	(14,181,733)	(14,179,623)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	81,403	—
Total increase (decrease)	(15,818,956)	3,356,592
Net assets
Beginning of year	159,349,266	155,992,674
End of year	$143,530,310	$159,349,266
Share activity
Shares outstanding
Beginning of year	12,223,813	12,223,813
Issued pursuant to Dividend Reinvestment Plan	7,274	—
End of year	12,231,087	12,223,813
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	26

Financial highlights
Period ended	12-31-22	12-31-21	12-31-20	12-31-19	12-31-18
Per share operating performance
Net asset value, beginning of period	$13.04	$12.76	$14.85	$14.46	$17.64
Net investment income[1]	0.56	0.53	0.39	0.59	0.63
Net realized and unrealized gain (loss) on investments	(0.71)	0.91	(1.15)	1.30	(2.31)
Total from investment operations	(0.15)	1.44	(0.76)	1.89	(1.68)
Less distributions
From net investment income	(0.76)	(0.62)	(0.42)	(0.67)	(0.86)
From net realized gain	—	—	—	—	(0.39)
From tax return of capital	(0.40)	(0.54)	(0.91)	(0.83)	(0.25)
Total distributions	(1.16)	(1.16)	(1.33)	(1.50)	(1.50)
Net asset value, end of period	$11.73	$13.04	$12.76	$14.85	$14.46
Per share market value, end of period	$11.50	$13.00	$11.44	$14.91	$13.08
Total return at net asset value (%)[2,3]	(0.96)	11.69	(2.99)	13.89	(9.61)
Total return at market value (%)[2]	(2.68)	24.20	(13.37)	26.41	(17.16)
Ratios and supplemental data
Net assets, end of period (in millions)	$144	$159	$156	$182	$177
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.17	1.18	1.15	1.14
Expenses including reductions	1.16	1.16	1.18	1.14	1.13
Net investment income	4.52	3.98	3.14	3.97	3.83
Portfolio turnover (%)	163	120	117	125	96

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
27	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a
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significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2022, by major security category or type:
	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$6,941,255	$2,669,173	$4,272,082	—
Consumer discretionary	12,211,311	3,232,718	8,978,593	—
Consumer staples	11,056,902	7,487,195	3,569,707	—
Energy	13,894,315	7,468,479	6,425,836	—
Financials	27,499,876	10,886,240	16,611,988	$1,648
Health care	16,958,081	12,912,447	4,045,634	—
Industrials	13,406,467	5,271,003	8,135,464	—
Information technology	14,064,353	8,733,732	5,330,621	—
Materials	7,554,117	1,079,477	6,474,640	—
Real estate	3,555,366	2,112,822	1,442,544	—
Utilities	11,078,942	4,229,269	6,849,673	—
Preferred securities	1,381,631	—	1,381,631	—
Exchange-traded funds	42,038	42,038	—	—
Closed-end funds	33,788	33,788	—	—
Term loans	320	—	320	—
Short-term investments	1,000,000	—	1,000,000	—
Total investments in securities	$140,678,762	$66,158,381	$74,518,733	$1,648
29	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

	Total value at 12-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$487,910	$487,910	—	—
Forward foreign currency contracts	109,438	—	$109,438	—
Liabilities
Futures	(121,617)	(121,617)	—	—
Forward foreign currency contracts	(365,061)	—	(365,061)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	30

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2022, the fund has a short-term capital loss carryforward of $12,155,839 and a long-term capital loss carryforward of $6,570,298 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $620,756 are treated as occurring on January 1, 2023, the first day of the fund’s next taxable year.
As of December 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
31	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended December 31, 2022 and 2021 was as follows:
	December 31, 2022	December 31, 2021
Ordinary income	$9,282,645	$7,598,557
Return of capital	4,899,088	6,581,066
Total	$14,181,733	$14,179,623
As of December 31, 2022, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, partnerships and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a
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segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2022, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $24.3 million to $32.7 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $14.9 million to $27.1 million, as measured at each quarter end.
33	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$487,910	$(121,617)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	109,438	(365,061)
			$597,348	$(486,678)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$2,438,873	$2,438,873
Equity	$1,699,736	—	1,699,736
Total	$1,699,736	$2,438,873	$4,138,609
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$(155,540)	$(155,540)
Equity	$823,106	—	823,106
Total	$823,106	$(155,540)	$667,566
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
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Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $11,729 for the year ended December 31, 2022.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2022, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2023 and December 31, 2023, up to 10% of its outstanding common shares as of December 31, 2022. The share repurchase plan will remain in effect between January 1, 2023 and December 31, 2023.
During the years ended December 31, 2022 and 2021, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $236,751,543 and $239,352,110, respectively, for the year ended December 31, 2022.
35	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Note 8—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
37	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $6,973,844. The fund intends to pass through foreign tax credits of $700,657.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	38

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The Fund may invest in foreign issuers and foreign-currency securities without any limitation. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The Fund expects to write index call options on a substantial portion of the Fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the Fund to meet quarterly distributions.
The Fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The Fund typically will limit notional exposure of the index call options from 0%-50% of the value of the Fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the Fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the Fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings. A meaningful portion of the Fund’s stock holdings will normally consist
39	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

of stocks not included in the indices on which it writes call options. The Fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The Fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The Fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the Fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible Fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2022, the fund’s aggregate distributions included a return of capital of $0.40 per share, or 34.55% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
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ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and investing in instruments that have certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG scores or exclude companies with high ESG scores in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
41	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	42

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended December 31, 2022, distributions from net investment income totaling $0.7592 per share and tax return of capital totalling $0.4008 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 31, 2022	$0.2900
June 30, 2022	0.2900
September 30, 2022	0.2900
December 30, 2022	0.2900
Total	$1.1600
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan
43	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	44

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2011	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
45	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2011	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	2011	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2011	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	46

Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
47	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Mr. Boyle, Dr. Cunningham, Ms. Fey, Dr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2023; Ms. Harrison and Ms. Rathke serve as Trustees for a term expiring in 2024; Mr. Arnott, Ms. Jackson and Mr. Pruchansky serve as Trustees for a term expiring in 2025; Ms. Ellison, Mr. Garfield, Ms. Lizarraga, and Mr. Lorentz will stand for election in 2023. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
*	Appointed to serve as Independent Trustee effective as of September 20, 2022.
†	Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	48

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
^Grace K. Fey
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
49	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2674461	P15A 12/22
2/2023

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Hedged Equity & Income Fund for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $51,788 for the year ended December 31, 2022 and $49,154 for the year ended December 31, 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Hedged Equity & Income Fund for audit-related fees amounted to $5 for the fiscal year ended December 31, 2022 and $212 for the fiscal year ended December 31, 2021. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to software licensing fee and internal controls reviews.

(c) Tax Fees

The aggregate fees billed for John Hancock Hedged Equity & Income Fund for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $4,192 for the fiscal year ended December 31, 2022 and $3,992 for the fiscal year ended December 31, 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

The all other fees for John Hancock Hedged Equity & Income Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $163 for the year ended December 31, 2022 and $289 and for the year ended December 31, 2021. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $1,328,471 for the year ended December 31, 2022 and $1,166,225 for the year ended December 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022 Peter S. Burgess - retired effective December 31, 2022. William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP ("Wellington Management") portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy,

Wellington Management Company LLP since 2002

On Fund team since its inception (2011)

Roberto J. Isch, CFA

Senior Managing Director and Portfolio Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2022. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	Registered Investment		Other Pooled Investment
MANAGER					Other Accounts
	Companies		Vehicles
NAME

	Number of	Total	Number of	Total	Number of	Total
		Assets		Assets		Assets
	Accounts		Accounts		Accounts
		$Million		$Million		$Million

Gregg R.	8	11,876	10	1,461	6	3,063
Thomas,	0*	0*	0*	0*	0*	0*
CFA
Roberto J.	4	2,042	13	4,515	3	1,414
Isch, CFA	0*	0*	8*	3,051*	0*	0*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mssrs. Thomas and Isch also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after- the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2021. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professional's necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the "Investment Professional") includes a base salary. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Thomas and Isch are Partners.

Each Portfolio Manager's incentive payment relating to the Hedged Equity & Income Fund Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2022, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Portfolio Manager	Beneficial
Ownership

Gregg R. Thomas, CFA	none

Roberto J. Isch, CFA	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
				Number of
			Total Number of	Shares that May
	Total	Average	Shares Purchased	Yet Be
	Number of Shares	Price per	as Part of Publicly	Purchased
Period	Purchased	Share	Announced Plans*	Under the Plans
Jan 22	-	-	-	1,222,381
Feb 22				1,222,381
	-	-	-
Mar 22				1,222,381
	-	-	-
Apr 22				1,222,381
	-	-	-
May 22				1,222,381
	-	-	-
Jun 22				1,222,381
	-	-	-
Jul 22				1,222,381
	-	-	-
Aug 22				1,222,381
	-	-	-
Sep 22				1,222,381
	-	-	-
Oct 22				1,222,381
	-	-	-
Nov 22				1,222,381
	-	-	-
Dec 22	-	-	-	1,222,381
Total
	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2022 (shares that may yet be purchased under the current plan are 1,223,109 shares). The current plan is in effect between January 1, 2023 and December 31, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	February 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	February 10, 2023
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	February 10, 2023